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                                                                EXHIBIT 10.30

                            NATIONAL PROCESSING, INC.

                     NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

         1. PURPOSE. The purpose of the National Processing, Inc. Nonemployee Directors Stock Option Plan (the "Plan") is to attract, retain and compensate highly qualified individuals who are not current employees of National Processing, Inc. (the "Company") as members of the Board of Directors and to enable them to increase their ownership of shares of common stock, without par value, of the Company ("Common Stock"). The Plan will be beneficial to the Company and its shareholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Common Stock, in addition to underscoring their common interest and identification with stockholders in increasing the value of Common Stock.

         2. SHARES SUBJECT TO PLAN. The total number of shares of Common Stock with respect to which options may be granted under the Plan shall not exceed 200,000 (as adjusted pursuant to Section 7 hereof). Shares issued upon exercise of options granted under the Plan may be either authorized and unissued shares, treasury shares, or any combination thereof. In the event that any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be cancelled as to any shares of Common Stock, without having been exercised in full, new options may be granted with respect to such shares without again being charged against the maximum share limitations set forth above in this Section 2.

         3. ADMINISTRATION. The Plan shall be administered by the Board of Directors (the "Board") who may from time to time delegate all or any part of its authority under the Plan to a committee of not less than three Directors appointed by the Board. To the extent of such delegation, references in the Plan to the Board shall also refer to the appropriate committee.

         The Board, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Plan. The interpretation and construction by the Board of any provisions of, and the determination of any questions arising under, the Plan, any such rule or regulation, or any agreement evidencing options under the Plan, shall be final, binding and conclusive on all persons interested in the Plan. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes hereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Ohio without regard to its conflicts of law principles.



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         4. ELIGIBILITY. All members of the Company's Board who are not current employees of the Company, any of its subsidiaries, or any of its affiliates except for former employees of the Company at the time of option award ("Nonemployee Directors") are eligible to participate in the Plan.

         5. TYPES OF OPTIONS. All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each option granted under the Plan shall provide that such option will not be treated as an "incentive stock option," as that term is defined in Section 422 of the Code.

                  (a) Formula Awards. Options to purchase 25,000 shares of Common Stock (as adjusted pursuant to Section 7 hereof) shall be granted to each Nonemployee Director who neither is an employee of National City Corporation or any of its affiliates nor has been previously employed by the Company ("Nonaffiliated Director") upon election to the Company's Board ("Automatic Initial Awards"). Any Nonaffiliated Director who is so elected within ten days following consummation of the Offering will receive Automatic Initial Awards to purchase Common Stock at the initial public offering price ("IPO Price"), and Nonaffiliated Directors elected after such ten-day period will receive such awards at the Fair Market Value (as defined below) per share of the Common Stock. Options to purchase 2,500 shares of Common Stock shall be granted automatically to each Nonaffiliated Director on the first Friday following each of the Company's Annual Meetings of Shareholders ("Automatic Annual Awards"). The Automatic Initial Awards and the Automatic Annual Awards are collectively referred to herein as the "Formula Awards." No Nonemployee Director who previously has been employed by the Company shall be eligible to receive Formula Awards under the Plan.

                  (b) Discretionary Awards. The Board, in its sole discretion, shall determine the Nonemployee Directors who previously have been employed by the Company or any of its subsidiaries to whom options (other than Formula Awards) shall be granted, the time or times when they shall be granted and the number of shares to be covered by each option so granted (hereinafter referred to as "Discretionary Awards"). No Nonemployee Director who is eligible to receive Formula Awards shall be eligible to receive Discretionary Awards under the Plan.

         6. TERMS AND CONDITIONS OF OPTIONS. All options approved by the Board under the Plan shall be evidenced by stock option agreements in writing (hereinafter referenced to as "Option Agreements"), in such form as the Board may from time to time approve, executed on behalf of the Company by the Chairman of the Board or President of the Company. Each Option Agreement shall be subject to the Plan, and, in addition to such other terms and conditions as the Board may deem desirable, shall provide in substance as follows:

                  (a) Purchase Price. The purchase price per share of Common Stock for which each option is exercisable shall be equal to 100% of the fair market value of a share of Common Stock as of the

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         date such option is granted ("Fair Market Value"), except for options granted prior to or within ten days following consummation of the Company's initial public offering of Common Stock, which will be at an option price per share equal to the IPO Price. Such Fair Market Value shall be the last sale price of Common Stock on the date next preceding such date as reported on the New York Stock Exchange Composite Tape or, in the event that no sale shall have taken place on the New York Stock Exchange on such next preceding day, the last sale price of Common Stock on the next preceding day on which there was a sale as reported on the New York Stock Exchange Composite Tape, or if the Common Stock is no longer traded on the New York Stock Exchange, the fair market value on such date as determined by the Board in accordance with applicable law and regulations. The option price shall be subject to adjustment as provided in Section 7 hereof.

                  (b) Exercisability and Term of Options. Subject to Section 6(c) hereof, each option granted under the Plan shall be exercisable to the extent of one-third of the shares covered thereby on each of the first through third anniversaries of the date of grant. Each option granted under the Plan shall expire 10 years from the date of grant and shall be subject to earlier termination as hereinafter provided. If a Nonemployee Director subsequently becomes an employee of the Company while remaining a member of the Board, any options held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

                  (c) Cessation of Services. Except as hereinafter set forth, no option shall be exercisable after the date of cessation of an optionee's service as a director of the Company. Upon the death of an optionee at any time or upon cessation of service six months or more after the date of grant, all of the then outstanding Formula Award options of such optionee shall become immediately exercisable. If an optionee's service ceases for any reason, such exercisable Formula Award options may be exercised by the optionee within three months after such cessation of service. If an optionee shall die within such three-month period, or if cessation of his or her service shall have been due to such optionee's death, such Formula Award options may be exercised at any time within one year after such death by the optionee's executor or administrator or by his or her distributee to whom such Formula Award options may have been transferred by will or by the laws of descent and distribution. The effects of cessation of an optionee's service as a director on the exercisability of a Discretionary Award option shall be determined by the Board, in its sole discretion, and shall be set forth in the option agreement evidencing such Discretionary Award option; provided, however, that the cessation of service terms with respect to any Discretionary Award option shall be no more favorable than those set forth herein with respect to Formula Award options. The foregoing provisions shall not extend the period during which an option may be exercised beyond the date it expires by its terms.

                  (d) Manner of Exercise. Each Option Agreement shall provide that any option therein granted shall be exercisable only by giving in each case written notice of exercise, accompanied by full

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         payment of the purchase price either (i) in cash (including check, bank draft or money order, or wire or other transfer of funds, or advice of credit to the Company); (ii) in shares of Common Stock with a Fair Market Value equal to the purchase price of a combination of cash and shares of Common Stock which in the aggregate are equal in value to such purchase price; or (iii) from the proceeds of a sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates.

                  (e) Nontransferability. Each Option Agreement shall provide that any option therein granted is not transferable by the optionee other than by will or by the laws of descent and distribution and that, during the lifetime of the optionee, such option may be exercised only by the optionee or such optionee's legal representative.

         7. ADJUSTMENT UPON CHANGES IN STOCK. The Board shall make or provide for such adjustments in the option price and in the number or kind of shares or other securities covered by outstanding options as the Board in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, reorganization or partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Board also shall make or provide for such adjustments in the number or kind of shares of the Company's Common Stock or other securities which may be acquired pursuant to options granted under this Plan and the number of such securities to be awarded to each optionee as the Board in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in the preceding sentence. The determination of the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         8. FRACTIONAL SHARES. No fractional shares shall be issued pursuant to options granted hereunder, the any fractional share resulting from an adjustment pursuant to Section 7 hereof shall be eliminated.

         9. GOVERNMENT REGULATIONS. The Plan, the grant and exercise of options hereunder, and the Company's obligation to sell and deliver shares of Common Stock pursuant to any such exercise, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as shall be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock prior to (a) the admission of such shares to listing on any stock exchange or national market system on which the stock shall then be listed or quoted and

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(b) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

         10. TERM OF THE PLAN. The Plan shall become effective immediately following approval by the sole shareholder of the Company. The period during which option grants shall be made under the Plan shall terminate within 10 years from the effective date. Termination of the Plan, however, shall not affect outstanding options which have been granted prior to such termination, and all unexpired options shall continue in full force and operation after termination of the Plan, except as they shall lapse or terminate by their own terms and conditions, and the terms of the Plan shall continue to apply to such options.

         11. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board at any time and from time to time may suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever; provided, however, that if and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or by any comparable or successor exemption under which the Board believes it is appropriate for the Plan to qualify, no amendment shall be effective without the approval of the shareholders of the Company, that (i) except as described in Section 7 materially increases the number of shares of Common Stock that may be issued under the Plan, (ii) materially increases the benefits accruing to individuals pursuant to the Plan, (iii) materially modifies the requirements as to eligibility for participation in the Plan; and provided, further, however, if and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board believes it is appropriate for the Plan to qualify, the provisions of the Plan may not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended or the rules thereunder. No action may, without the consent of a participant, reduce the participant's rights under any previously granted and outstanding option.

         12. COMPLIANCE WITH RULE 16b-3. The Plan is initially intended to comply with Rule 16b-3 as in effect on and after May 1, 1991. Unless otherwise determined by the Board or otherwise required by applicable law, Rule 16b-3 as promulgated in Release No. 34-37260 dated May 31, 1996 shall apply to the Plan on and after August 15, 1996.

         13. NO RIGHT TO CONTINUE AS DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that a director has a right to continue as a director for any period of time, or at any particular rate of compensation.

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                            NATIONAL PROCESSING, INC.

                     NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

                  WHEREAS, the individual identified as optionee ("Optionee") on the cover sheet that is attached hereto and hereby made a part hereof ("Cover Sheet") is a director of National Processing, Inc. (the "Corporation"); and

                  WHEREAS, the execution of a Stock Option Agreement in the form hereof has been duly authorized pursuant to the Corporation's Nonemployee Directors Stock Option Plan (hereinafter called the "Plan") effective on the date listed on the Cover Sheet as "Grant Date";

                  NOW, THEREFORE, the Corporation hereby grants to the Optionee, pursuant to the Plan, an option (the "Option") to purchase the number of shares of its common stock, without par value ("Common Stock"), listed on the Cover Sheet as "Shares Granted", at the per share exercise price set forth on the Cover Sheet as the "Option Price" subject to the terms and conditions hereinafter set forth.

         1. The Option (until terminated as hereinafter provided) shall be exercisable to the extent of one-third of the shares covered thereby on each of the first through third anniversaries of the date of grant; provided, however, that the Option (until terminated as hereinafter provided) shall become immediately fully exercisable, but in no event sooner than six months after the Grant Date, upon the Optionee's cessation of service as a director of the Company; provided further, however, that the Option (until terminated as hereinafter provided) shall become immediately fully exercisable upon the death of the Optionee at any time. To the extent exercisable, the Option may be exercised in whole or in part from time to time.

         2. The Option shall terminate on the earliest of the following dates:

                  (a)      one year after the death of the Optionee;

                  (b) 3 months after the option holder ceases to serve as a director of the Corporation for any reason other than death; or

                  (c)      ten years from the Grant Date.


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         3. Nothing contained in this Agreement shall constitute or be evidence of any agreement or understanding expressed or implied, that a director has a right to continue as a director for any period of time, or at any particular rate of compensation.

         4. The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative.

         5.       The Option Price shall be payable:

                  (a) in cash (including check, bank draft or money order, or wire or other transfer of funds or advice of credit to the Corporation);

                  (b) in shares of Common Stock with a fair market value equal to the purchase price;

                  (c) from the proceeds of a sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates; or

                  (d)      by any combination of (a), (b) or (c).

         6. The Board may make such adjustments in the number and kind of shares subject to the Option and the Option Price as the Board in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing. No adjustment provided for in this Section shall require the Corporation to sell a fractional share.

         7. Delivery by the Corporation or any Subsidiary of a certificate or certificates for shares of Common Stock may be deferred for such reasonable time after payment for such shares as shall be necessary to conform to any applicable law or governmental regulation relating to the Option or to the issuance or delivery of Common Stock on exercise hereof.

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         8. Any contrary provision hereof notwithstanding the Option shall not be exercisable by, and the Corporation shall not be obligated to sell or deliver any Common Stock subject thereto unless and until such shares of Common Stock and the sale thereof pursuant to the Option have been registered or otherwise qualified under applicable state and federal laws or regulations or confirmation of exemption from such state or federal laws or regulations shall have been obtained and such registration or qualification or exemption shall continue to be effective, all as the Corporation shall, in its sole discretion, determine to be necessary or advisable. The Corporation shall use its best efforts to maintain registration and applicable qualification of such Common Stock and the sale thereof with the Securities and Exchange Commission and applicable state regulatory agencies, provided, however, the Corporation shall have no obligation to register or qualify such Common Stock under the laws of any non-United
States of America jurisdiction.

         9. Terms used in this Agreement which are defined in the Plan are used herein as so defined.

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